Exhibit 99.5

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to
  Section 16:                             [ X ]

Name and Address:                         Oracle Investment Management, Inc.
                                          200 Greenwich Avenue, 3rd Floor
                                          Greenwich, CT 06830

Issuer and Ticker Symbol:                 Access Pharmaceuticals, Inc. ("ACCP")

Date of Earliest Transaction:             2/12/08

Relationship to Issuer:                   10% Owner

Designated Filer:                         Larry N. Feinberg

TABLE I INFORMATION
Title of Security:                        Common Stock
Transaction Date:                         2/12/2008
Transaction Code:                         S
Securities Disposed:                      29,736
Acquired or Disposed:                     D
Price:                                    $3.15
Ownership Form:                           I
Amount Beneficially Owned After
  Transaction                             (14)
Nature of Indirect Beneficial
  Ownership                               (13)

TABLE II INFORMATION
Title of Derivative Security:             Preferred Stock
Conversion or Exercise Price of
  Derivative Security                     (6)
Transaction Date:                         11/10/2007
Transaction Code:                         S (7)
Securities Acquired:                      86
Date Exercisable and Expiration Date:     (6)
Title of Underlying Securities:           Common Stock
Amount of Underlying Securities:          240,000
Price of Derivative Securities:           $6,885.00
Number Beneficially Owned                 86
Ownership Form:                           I
Nature of Indirect Beneficial
  Ownership                               (13)


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Title of Derivative Security:             Warrants
Conversion or Exercise Price of
  Derivative Security                     (9)
Transaction Date:                         11/10/2007
Transaction Code:                         S
Securities Acquired:                      143,773
Date Exercisable and Expiration Date:     (9)
Title of Underlying Securities:           Common Stock
Amount of Underlying Securities:          143,773
Price of Derivative Securities:           (7)
Number Beneficially Owned                 143,773
Ownership Form:                           I
Nature of Indirect Beneficial
  Ownership                               (13)

Explanation of Responses:

(6), (7), (9), (13) and (14):  See
  Exhibit 99.1.


   Signature:                             ORACLE INVESTMENT MANAGEMENT, INC.


                                          By:  /s/ Larry N. Feinberg
                                               ---------------------------------
                                               Name:   Larry N. Feinberg
                                               Title:  President

    Date:                                 June 10, 2008